GMAC RFC




--------------------------------------------------------------------------------
                            RMBS NEW ISSUE TERM SHEET


                     $385,000,000 CERTIFICATES (APPROXIMATE)

                   HOME EQUITY LOAN PASS-THROUGH CERTIFICATES,
                                 SERIES 2002-HS2


                          RFMSII SERIES 2002-HS2 TRUST
                                     Issuer

                RESIDENTIAL FUNDING MORTGAGE SECURITIES II, INC.
                                    Depositor

                         RESIDENTIAL FUNDING CORPORATION
                                 Master Servicer



                                  JUNE 12, 2002

                           CREDIT SUISSE/FIRST BOSTON
                                [GRAPHIC OMITTED]

       -------------------------------------------------------------------------
        RESIDENTIAL FUNDING MORTGAGE SECURITIES II, INC.
        HOME EQUITY LOAN PASS-THROUGH CERTIFICATES, SERIES 2002-HS2
        $385,000,000 (APPROXIMATE)
--------------------------------------------------------------------------------



                                 RFMSII SERIES 2002-HS2 TRUST

------------------------------------------------------------------------------------------------------
                           STRUCTURE OVERVIEW (a) (b)
                                    TO CALL:
------------------------------------------------------------------------------------------------------
                                                                         ----------- -----------------
              EXPECTED                                        EXPECTED   EXPECTED        EXPECTED

                                                                         SCHEDULED
----------                                          EXPECTED  PRINCIPAL    FINAL
                              INTEREST   PRINCIPAL  WAL        WINDOW    DISTRIBUTION     RATINGS
  CLASS        SIZE(A)          TYPE       TYPE      (YRS)      (MOS)       DATE      (MOODY / S&P)
            --------------                                               ----------- -----------------
----------- -------------- ------------- ---------- --------- ---------- ----------- -----------------
 A-1(e)     $150,000,000   1M LIBOR + [ ]   SEQ       0.91     1 - 20     2/25/16        Aaa/AAA
                           ------------- ---------- --------- ---------- ----------- -----------------
----------- -------------- ------------- ---------- --------- ---------- ----------- -----------------
 A-2(e)      49,000,000        Fixed        SEQ       2.01     20 - 28    3/25/17        Aaa/AAA
                           ------------- ---------- --------- ---------- ----------- -----------------
----------- -------------- ------------- ---------- --------- ---------- ----------- -----------------
 A-3(e)      59,000,000        Fixed        SEQ       3.00     28 - 49    3/25/17        Aaa/AAA
                           ------------- ---------- --------- ---------- ----------- -----------------
----------- -------------- ------------- ---------- --------- ---------- ----------- -----------------
 A-4(e)      29,500,000        Fixed        SEQ       5.01     49 - 79    3/25/17        Aaa/AAA
----------- -------------- ------------- ---------- --------- ---------- ----------- -----------------
----------- -------------- ------------- ---------- --------- ---------- ----------- -----------------
A-5(d)       12,800,000        Fixed        SEQ       6.74     79 - 81    4/25/22        Aaa/AAA
   (e)
----------- -------------- ------------- ---------- --------- ---------- ----------- -----------------
----------- -------------- ------------- ---------- --------- ---------- ----------- -----------------
A-6(e)       38,500,000        Fixed        NAS       5.84     40 - 81    3/25/17        Aaa/AAA
   (g)
----------- -------------- ------------- ---------- --------- ---------- ----------- -----------------
----------- -------------- ------------- ---------- --------- ---------- ----------- -----------------
 A-IO(c)      Notional         Fixed     Notional      -          -       12/25/04       Aaa/AAA
----------- -------------- ------------- ---------- --------- ---------- ----------- -----------------
----------- -------------- ------------- ---------- --------- ---------- ----------- -----------------
M-1(d)       17,325,000        Fixed        MEZ       4.68     39 - 81    3/25/17         Aa2/AA
 (e) (f)
----------- -------------- ------------- ---------- --------- ---------- ----------- -----------------
----------- -------------- ------------- ---------- --------- ---------- ----------- -----------------
M-2(d)       14,437,000        Fixed        MEZ       4.64     37 - 81    3/25/17          A2/A
 (e) (f)
----------- -------------- ------------- ---------- --------- ---------- ----------- -----------------
----------- -------------- ------------- ---------- --------- ---------- ----------- -----------------
M-3(d)        7,700,000        Fixed        MEZ       4.62     37 - 81    3/25/17        Baa1/BBB
 (e) (f)
------------------------------------------------------------------------------------------------------
                              PRIVATE CERTIFICATES:
------------------------------------------------------------------------------------------------------
B(d) (e)      6,738,000        Fixed        SUB       4.02     37 - 78    3/25/17        Baa3/BB
   (f)

------------------------------------------------------------------------------------------------------

STRUCTURE

(a) The Expected Size is subject to a permitted variance in the aggregate of plus or minus 5%.
(b)     The Certificates will be priced to the Optional Termination Date.
(c)     Notional Schedule and coupon described on page 3.
(d) The pass-through rate on the Class A-5 Certificates, Class M Certificates and Class B Certificates will increase by [0.50%] per annum on the second distribution date after the Optional Termination Date.
(e) The Certificates (other than the Class A-IO Certificates) will be subject to the applicable Net WAC Cap as described herein.
(f) The Class M Certificates and Class B Certificates are not expected to receive principal payments prior to the Stepdown Date.
(g)     Lockout bond.


PRICING SPEED 100% PPC (assumes that prepayments start at 4% CPR in month one, increase to 28% CPR by month twelve, and remain constant at 28% CPR thereafter).

                          CLASS A-IO NOTIONAL SCHEDULE:

Class A-IO Certificates will be a Aaa/AAA rated interest-only class. The notional amount of Class A-IO Certificates is equal to the lesser of (i) the aggregate principal balance of the Mortgage Loans as of the beginning of the Collection Period and (ii) the following schedule. The coupon of Class A-IO Certificates is equal to [7.00]%.

 MONTH   CLASS A-IO NOTIONAL AMOUNT    MONTH    CLASS A-IO NOTIONAL AMOUNT
 -----   ---------------------------   -----    --------------------------
   1            118,000,000              16            54,000,000
   2            117,000,000              17            50,000,000
   3            115,000,000              18            47,000,000
   4            111,000,000              19            44,000,000
   5            108,000,000              20            41,000,000
   6            103,000,000              21            38,000,000
   7            99,000,000               22            35,000,000
   8            94,000,000               23            33,000,000
   9            88,000,000               24            31,000,000
   10           83,000,000               25            28,000,000
   11           77,000,000               26            26,000,000
   12           72,000,000               27            25,000,000
   13           67,000,000               28            23,000,000
   14           62,000,000               29            21,000,000
   15           58,000,000               30            20,000,000
                                         31                 -
------- ---------------------------- --------- ------------------------

----------------------------------------------------------------------------
                                SUMMARY OF TERMS

TRANSACTION: RFMSII Home Equity Loan Pass-Through Certificates, Series 2002-HS2

LEAD MANAGER: Banc of America Securities LLC


CO-MANAGER: Credit Suisse First Boston

PUBLIC CERTIFICATES:  The Class A-1 through Class A-6 Certificates and the Class
     A-IO Certificates (together, the "Class A Certificates") and the Class M-1 through M-3 Certificates (the "Class M Certificates").

PRIVATE CERTIFICATES: Class B Certificates

CERTIFICATES The Public Certificates and the Private Certificates.

SELLER AND MASTER SERVICER: Residential Funding Corporation

The  primary  servicing  will be  provided  by  HomeComings  Financial  Network,
     SUBSERVICER: Inc., a wholly owned subsidiary of Residential Funding Corporation.


TRUSTEE: JPMorgan Chase Bank

DEPOSITOR:  Residential  Funding  Mortgage  Securities II, Inc., an affiliate of
     Residential Funding Corporation.

CLOSING DATE  FORM OF  CERTIFICATES:  On or about  June  27,  2002.  The  Public
     Certificates will be available in book-entry form through DTC, Clearstream and Euroclear. The Class A Certificates (other than the Class A-IO Certificates) and Class M-1 Certificates will be offered in minimum denominations of $25,000 and integral multiples of $1 in excess thereof. The Class A-IO Certificates will be offered with a minimum notional amount of $2,000,000. The Class M-2 Certificates and Class M-3 Certificates will be offered in minimum denominations of $250,000 and integral multiples of $1 in excess thereof.


TAX STATUS: The Public Certificates will be designated as regular interests in a REMIC and, as such, will be treated as debt instruments of a REMIC for federal income tax purposes.

ERISAELIGIBILITY: It is expected that the Public Certificates may be ERISA eligible as of the Closing Date. However, investors should consult with their counsel with respect to the consequences under ERISA and the Internal Revenue Code of an ERISA Plan's acquisition and ownership of such Certificates.

SMMEAELIGIBILITY: None of the Certificates will constitute "mortgage-related securities" for purposes of the Secondary Mortgage Market Enhancement Act of 1984.

EXPENSE FEE RATE: The weighted average expense fee rate consists of the servicing fee and the master servicing fee. The weighted average monthly expense fee rate is approximately 58 basis points per annum for the mortgage loans.

ADVANCES: There is no required advancing of delinquent principal or interest on the mortgage loans by the Master Servicer, the Subservicer, the Trustee or any other entity.

CUT-OFF DATE:               June 1, 2002

MORTGAGE LOANS: The mortgage pool will consist primarily of approximately 99.77% of conventional, closed-end, fixed rate, fully amortizing and balloon payment home equity mortgage loans secured by second liens on fee simple or leasehold interests in one-to-four family residential properties with combined LTVs not in excess of 100% and the remainder are secured by first lien (the "Mortgage Loans"). The actual pool balance as of the closing date is expected to be approximately $385,000,000.

DISTRIBUTION DATES: Distribution of principal and interest on the certificates will be made on the 25th day of each month, or if such day is not a business day, the first business day thereafter, beginning in July 2002.

INTEREST ACCRUAL PERIOD:  With respect to the Certificates (other than the Class
     A-1 Certificates), and any distribution date, the calendar month preceding the month in which the distribution date occurs. The interest accrual period for the Class A-1 Certificates shall be (a) as to the distribution date in July 2002, the period commencing on the closing date and ending on the day preceding the distribution date in July 2002, and (b) as to any distribution date after the distribution date in July 2002, the period beginning on the distribution date in the month immediately preceding the month in which that distribution date occurs and ending on the day prior to that distribution date.

DAY COUNT: For the Class A Certificates (other than the Class A-1 Certificates) and the Class M Certificates 30/360. For the Class A-1 Certificates actual/360.

PAYMENT  DELAY:  For  the  Class  A  Certificates  (other  than  the  Class  A-1
     Certificates) and the Class M Certificates 24 days. For Class A-1 Certificates 0 days.

OPTIONAL  TERMINATION  DATE: At its option,  on any  distribution  date when the aggregate outstanding principal balance of the mortgage loans, as applicable, is less than 10% of the principal balance of the mortgage loans as of the cut-off date, the Master Servicer will have the option to purchase from the trust all of the remaining mortgage loans, thus, causing an early retirement of the Certificates.

COUPON  STEP  UP:  On  the  second  distribution  date  following  the  Optional
     Termination Date, the pass-through rate on the Class A-5 Certificates, Class M Certificates and the Class B Certificates will increase by 0.50% per annum.

NET WAC CAP: The pass-through rate of each class of the Certificates (other than the Class A-1 Certificates and the Class A-IO Certificates), will be subject to a cap equal to (x) the weighted average of the mortgage rates (net of the Expense Fee Rate) on the mortgage loans minus (y) the product of (i) the pass-through rate on the Class A-IO Certificates and (ii) a fraction, the numerator of which is the notional amount of the Class A-IO Certificates and the denominator of which is the balance of the mortgage loans. This rate cap is referred to as the Net WAC Cap. Any interest shortfall due to the application of the Net WAC Cap will not be reimbursed.

CLASSA-1 NET WAC CAP: The pass-through rate of the Class A-1 Certificates will be subject to a cap equal to the product of (x) the Net WAC Cap and (y) a fraction, the numerator of which is 30 and the denominator of which is the actual number of days in the related class interest accrual period.

TRIGGER EVENT: A Trigger Event is in effect with respect to any distribution date on or after the Stepdown Date if any of the following conditions are met:

                      (i) the fraction,  expressed as a percentage, equal to the aggregate principal balance of the mortgage loans that are 90 or more days delinquent in payment of principal and interest, including mortgage loans in foreclosure and REO, as determined for the current and the two immediately preceding distribution dates, over the aggregate principal balance of all of the mortgage loans as determined for the current and the two immediately preceding distribution dates, exceeds [2.00]%;

                      (ii)if the  aggregate  amount of  Realized  Losses,  other than excess losses, exceeds the specified percentage in the related month per the table below:




                                                           Cumulative
                                                         Realized Loss
                                           Month           Percentage
                                           -----           ----------
                                          1 - 36             [1.30%]
                                          37 - 48            [1.80%]
                                          49 - 60            [2.10%]
                                          61 - 72            [2.60%]
                                          72 and             [3.00%]
                                        thereafter

EXCESS INTEREST: For any distribution date, the excess of the available distribution amount over the sum of (x) the interest distribution amount for the classes of Certificates and (y) the principal distribution amount on the classes of Certificates. Excess Interest may be used to protect the Certificates against realized losses by making an additional payment of principal up to the amount of the realized losses.

AVAILABLE DISTRIBUTION AMOUNT: For any distribution date, an amount equal to the sum of the following amounts, net of amounts reimbursable to the master servicer and any subservicer:

                               (i) the aggregate  amount of monthly  payments on
                                   the mortgage loans received during the related Collection Period, after deduction of the master servicing fees and any subservicing fees in respect of the mortgage loans for that distribution date; and

                               (ii)unscheduled  payments,   including  full  and
                                   partial mortgagor prepayments on the mortgage loans, Insurance Proceeds and Liquidation Proceeds from the mortgage loans, and proceeds from repurchases of and substitutions for the mortgage loans received or deemed received during the related Collection Period.

INTEREST DISTRIBUTION AMOUNT: With respect to any distribution date, the aggregate amount of accrued interest on the Class A Certificates, Class M Certificates and Class B Certificates for that distribution date, including accrued interest remaining unpaid with interest for prior distribution dates, in each case minus interest shortfalls.

PRINCIPAL DISTRIBUTION AMOUNT: On any distribution date, the lesser of (a) the excess of (i) the Available Distribution Amount over (ii) the Interest Distribution Amount and (b) the aggregate amount described below:

                    (i)  the principal portion of all scheduled monthly payments
                         on  the   mortgage   loans   received  in  the  related
                         Collection Period;

                    (ii) the principal portion of all proceeds of the repurchase of mortgage loans, or, in the case of a substitution, amounts representing a principal adjustment, as required by the pooling and servicing agreement during the related Collection Period;

                    (iii)the principal portion of all other collections received on the mortgage loans during the related Collection Period, or deemed to be received during the related Collection Period, including, without limitation, Insurance Proceeds, Liquidation Proceeds and full and partial Principal Prepayments made by the respective mortgagors, to the extent not distributed on the preceding distribution date;

                    (iv) the  lesser  of  (a)  the  Excess   Interest  for  that
                         distribution date and (b) the principal portion of any Realized Losses, other than excess losses, incurred, or deemed to have been incurred, on any mortgage loans in the related Collection Period to the extent covered by Excess Interest for that distribution date; and

                    (v) the lesser of (a) the Excess Interest for that distribution date, to the extent not used to cover losses pursuant to clause (iv) above, and (b) the amount of any Overcollateralization Increase Amount for that distribution date.

                               CREDIT ENHANCEMENT

CREDIT ENHANCEMENT: Credit enhancement for the structure is provided by the following:

                    (i)  Excess Interest;

                    (ii) Overcollateralization; and

                    (iii)Subordination  provided  by the  Class  M Cert  Class A
                         Certificates; and subordination provided by the Class B Certificates and each class of Class M Certificates with a lower payment priority to the Class M Certificates

STEPDOWN DATE: The earlier to occur of (i) the distribution date on which the Class A Certificates has been reduced to zero and (ii) the later to occur of (x) the distribution date in July 2005 and (y) the first distribution date on which the Senior Enhancement Percentage is greater than or equal to the Specified Enhancement Percentage.


OVERCOLLATERALIZATION  TARGET AMOUNT:  The  Overcollateralization  Target Amount
     ("O/C Target") will be equal to zero for the first four distribution dates. On any distribution date thereafter the O/C Target will be equal to the product of (x) 0.50% and (y) the aggregate initial principal balance of the mortgage loans.

OVERCOLLATERALIZATION AMOUNT: The  overcollateralization  ("O/C") provisions are intended to provide for the limited acceleration of principal payments on the Class A Certificates relative to the amortization of the mortgage loans, generally until the required O/C levels are reached. The acceleration of principal payments is achieved by applying certain Excess Interest collected on the mortgage loans to the payment of principal on the Class A Certificates, resulting in the accumulation of O/C. By paying down the principal balance of the Certificates faster than the principal amortization of the mortgage loans, an O/C amount equal to the excess of the aggregate unpaid principal balance of the mortgage loans over the principal balance of the Certificates is created. Excess Interest will be directed to build the O/C amount until it reaches the required O/C target. Upon this event, the acceleration feature will cease unless it is once again necessary to maintain the required O/C level. Excess Interest will begin to be applied on the fifth distribution date (November 2002).

SPECIFIED  ENHANCEMENT  PERCENTAGE:  The  Specified  Enhancement  Percentage  is
     [25.00]%.


SENIOR ENHANCEMENT PERCENTAGE: For any distribution date, the Senior Enhancement
     Percentage will be equal to a fraction, the numerator of which is the sum of (x) the aggregate principal balance of the Class M Certificates and Class B Certificates and (y) the overcollateralization amount of the mortgage loans, and the denominator of which is the aggregate principal balance of the mortgage loans.

SUBORDINATION PERCENTAGE:                     Class      Percent
                                              -----      -------
                                               A         [75.00]%
                                              M-1        [84.00]%
                                              M-2        [91.50]%
                                              M-3        [95.50]%
                                               B         [99.00]%

--------------------------------------------------------------------------------
                            PRIORITY OF DISTRIBUTIONS
------------------------------ -------------------------------------------------


PRIORITY OF DISTRIBUTIONS: Distributions to the certificateholders will be made from the available amount as follows:

                    (i) distribution of interest to the Class A, Class M-1, Class M-2, Class M-3 and Class B Certificates, in that order, less interest shortfalls;

                    (ii) distribution  of principal to the Class A Certificates, other than the Class A-IO Certificates, as described herein, Class M-1, Class M-2, Class M-3 and Class B Certificates, in that order, including distribution of principal to those Certificates to cover certain realized losses and, except on the first four distribution dates, distribution of additional principal to those certificates from the Excess Interest on the mortgage loans, until the required level of overcollateralization is reached;

                    (iii)payment  to the Class A, Class  M-1,  Class M-2,  Class
                         M-3 and Class B Certificates, in that order, in respect of prepayment interest shortfalls;

                    (iv) payment to the Class A, Class M-1,  Class M-2 and Class
                         B Certificates, in that order, in respect to prepayment interest shortfalls previously allocated thereto, any prepayment interest shortfalls remaining unpaid from prior distribution dates together with interest thereon; and

                    (v) distribution of any remaining funds to the Class SB Certificates.

                             INTEREST DISTRIBUTIONS

INTEREST DISTRIBUTIONS: For each distribution date, interest will be distributed in the following order of priority:

 (i) to the Class A Certificates, accrued interest less any interest shortfalls ;

 (ii)    to  the  Class  A  Certificates,   any  unpaid  interest  with
      interest from prior distribution dates;

 (iii) to the Class M-1 Certificates, accrued interest less any interest shortfalls;

 (iv) to the Class M-1 Certificates, any unpaid interest with interest from prior distribution dates;

 (v) to the Class M-2 Certificates, accrued interest less any interest shortfalls;

 (vi) to the Class M-2 Certificates, any unpaid interest with interest from prior distribution dates;

 (vii) to the Class M-3 Certificates, accrued interest less any interest shortfalls;

 (viii) to the Class M-3 Certificates, any unpaid interest with interest from prior distribution dates;

 (ix) to the Class B Certificates, accrued interest less any interest shortfalls; and

 (x)     to  the  Class  B  Certificates,   any  unpaid  interest  with
      interest from prior distribution dates.


------------------------------------------------------------------------

-------------------------------------------------------------------------------
                             PRINCIPAL DISTRIBUTIONS

PRINCIPAL  DISTRIBUTIONS:  For each distribution date, (a) prior to the Stepdown
     Date or (b) on which a Trigger Event is in effect, the principal distribution amount will be distributed as follows:

   (i)     to the Class A  Certificates,  allocated as  described  below,
        until   the   aggregate   principal   balance   of  the  Class  A
        Certificates is reduced to zero;

   (ii) to the Class M-1 Certificates, until the principal balance of such certificates is reduced to zero;

   (iii) to the Class M-2 Certificates, until the principal balance of such certificates is reduced to zero;

   (iv) to the Class M-3 Certificates, until the principal balance of such certificates is reduced to zero; and

   (v) to the Class B Certificates, until the principal balance of such certificates is reduced to zero.

   For each distribution date, (a) on or after the Stepdown Date and (b) on which a Trigger Event is not in effect, the principal distribution amount will be distributed as follows:

   (i)  the lesser of (x) the principal distribution
        amount   and  (y)  the  Class  A   Principal
        Distribution   Amount,   to  the   Class   A
        Certificates, allocated as described below, until the aggregate principal balance of the Class A Certificates is reduced to zero;

   (ii) the  lesser  of (x)  the  excess  of (i) the
        principal  distribution amount over (ii) the
        amount  distributed  to the  holders  of the
        Class A Certificates  under the clause first
        above,  and  (y)  the  Class  M-1  Principal
        Distribution   Amount,   to  the  Class  M-1
        Certificates, until the aggregate principal balance of such certificates is reduced to zero;

   (iii)the  lesser  of (x)  the  excess  of (i) the
        principal distribution amount over (ii) the amount distributed to the holders of the Class A Certificates under the clause first above and the holders of the Class M-1
        Certificates under the clause second above, and (y) the Class M-2 Principal Distribution
        Amount, to the Class M-2 Certificates, until the aggregate principal balance of such certificates is reduced to zero;

   (iv) the  lesser  of (x)  the  excess  of (i) the
        principal  distribution amount over (ii) the
        amount  distributed  to the  holders  of the
        Class A Certificates  under the clause first
        above,  to  the  holders  of the  Class  M-1
        Certificates  under the clause  second above
        and  to  the   holder   of  the   Class  M-2
        Certificates under the clause third above, and (y) the Class M-3 Principal Distribution
        Amount, to the Class M-3 Certificates, until the aggregate principal balance of such certificates is reduced to zero; and


--------------------------------------------------------------------------

   (v) the lesser of (x) the excess of (i) the principal distribution amount over (ii) the amount distributed to the holders of the Class A Certificates under the clause first above, to the holders of the Class M-1
       Certificates under the clause second above, to the holder of the Class M-2 Certificates under the clause third above, and to the holders of the Class M-3 Certificates under the clause fourth above, and (y) the Class B
       Principal Distribution Amount, to the Class B
       Certificates, until the aggregate principal balance of such certificates is reduced to zero.

CLASSA  PRINCIPAL   DISTRIBUTIONS:   Principal  Distributions  to  the  Class  A
     Certificates will be made as follows:

                    (i) to the Class A-6 Certificates, the Class A-6 Lockout Distribution Amount for that distribution date, until the principal balance of the Class A-6 Certificates is reduced to zero;

                    (ii) to the Class  A-1  Certificates,  until  the  principal balance of the related certificates is reduced to zero;

                    (iii)to the Class  A-2  Certificates,  until  the  principal balance of the related certificates is reduced to zero;

                    (iv) to the Class  A-3  Certificates,  until  the  principal balance of the related certificates is reduced to zero;

                    (v) to the Class A-4 Certificates, until the principal balance of the related certificates is reduced to zero;

                    (vi) to the Class  A-5  Certificates,  until  the  principal balance of the related certificates is reduced to zero; and

                    (vii)to the Class  A-6  Certificates,  until  the  principal balance of the related certificates is reduced to zero.

CLASSA-6 LOCKOUT  DISTRIBUTION AMOUNT: For any distribution date, the product of
     (a) the Class A-6 Lockout Distribution Percentage for that distribution date, (b) a fraction, the numerator of which is the outstanding principal balance of the Class A-6 Certificates and the denominator of which is the aggregate outstanding principal balance of all Class A Certificates (in each case immediately prior to such distribution date) and (c) the Class A principal distribution amount for such distribution date.

CLASSA-6 LOCKOUT  DISTRIBUTION  PERCENTAGE:  The Class A-6 Lockout  Distribution
     Percentage is assigned as follows:

                                                 Class A-6 Lockout
                        Distribution Dates        Percentage
                        ------------------        ----------
                              1 - 36                   0%
                             37 - 60                  45%
                             61 - 72                  80%
                             73 - 84                  100%
                        85 and thereafter             300%


-------------------------------------------------------------------

CLASSA PRINCIPAL DISTRIBUTION AMOUNT With respect to any distribution date, the excess of (x) the : aggregate certificate principal balance of the Class A Certificates immediately prior to that distribution date over (y) the lesser of (i) the applicable subordination percentage of the aggregate principal balance of the mortgage loans and (ii) the aggregate principal balance of the mortgage loans minus the O/C target.

CLASSM-1 PRINCIPAL  DISTRIBUTION  AMOUNT With respect to any  distribution  date the excess of (x) the sum of (i) aggregate certificate principal balance of the Class A Certificates, after taking into account the distribution of the Class A Principal Distribution Amount and (ii) the certificate principal balance of the Class M-1 Certificates immediately prior to that distribution date over (y) the lesser of (i) the applicable subordination percentage of the aggregate principal balance of the mortgage loans and
     (ii) the aggregate principal balance of the mortgage loans minus the O/C target.

CLASSM-2 PRINCIPAL  DISTRIBUTION  AMOUNT With respect to any  distribution  date the excess of (x) the sum of (i) aggregate certificate principal balance of the Class A Certificates and Class M-1 Certificates, after taking into account the distribution of the Class A Principal Distribution Amount and Class M-1 Principal Distribution Amount and (ii) the certificate principal balance of the Class M-2 Certificates immediately prior to that distribution date over (y) the lesser of (i) the applicable subordination percentage of the aggregate principal balance of the mortgage loans and
     (ii) the aggregate principal balance of the mortgage loans minus the O/C target.

CLASSM-3 PRINCIPAL  DISTRIBUTION  AMOUNT With respect to any  distribution  date the excess of (x) the sum of (i) aggregate certificate principal balance of the Class A Certificates, Class M-1 Certificates, and Class M-2 Certificates, after taking into account the distribution of the Class A Principal Distribution Amount, Class M-1 Principal Distribution Amount, and Class M-2 Principal Distribution Amount and (ii) the certificate principal balance of the Class M-3 Certificates immediately prior to that distribution date over (y) the lesser of (i) the applicable subordination percentage of the aggregate principal balance of the mortgage loans and
     (ii) the aggregate principal balance of the mortgage loans minus the O/C target.

--------------------------------------------------------------------------------
                          EXCESS INTEREST DISTRIBUTIONS

EXCESS INTEREST  DISTRIBUTIONS:  On any distribution  date (other than the first
     [four] distribution dates), the Excess Interest will be allocated in the following order of priority:

     (i)  to pay the holders of the  Certificates  the
          principal portion of realized losses,  other
          than a portion of excess losses, incurred on
          the   mortgage   loans  for  the   preceding
          calendar month;

     (ii) to fund the O/C Target Amount to the Certificates (other than the Class A-IO Certificates);

     (iii)to pay  the  holders  of  the  (a)  Class  A
          Certificates   pro  rata  based  on  accrued
          certificate   interest,    (b)   Class   M-1
          Certificates,  (c) Class  M-2  Certificates,
          (d) Class M-3  Certificates  and (e) Class B
          Certificates, in that order, the amount of any prepayment interest shortfalls allocated thereto with respect to the mortgage loans for that distribution date;

     (iv) to pay to the  holders  of the  (a)  Class A
          Certificates   pro  rata  based  on  accrued
          certificate   interest,    (b)   Class   M-1
          Certificates,  (c) Class  M-2  Certificates,
          (d) Class M-3  Certificates  and (e) Class B
          Certificates, in that order, based on unpaid
          prepayment  interest  shortfalls  previously
          allocated thereto,  any prepayment  interest
          shortfalls   remaining   unpaid  from  prior
          distribution dates together with interest thereon; and

     (v) to pay the holders of the Class SB Certificates any balance remaining, in accordance to the terms of the pooling and servicing agreement.
---- -----------------------------------------------------------------------

--------------------------------------------------------------------------------
                              ALLOCATION OF LOSSES

ALLOCATION OF LOSSES: Any realized losses on the mortgage loans, that are not excess losses, as defined in the prospectus, will be allocated in the following order of priority:

     (i)     to Excess Interest for the related distribution date;

     (ii)    to the overcollateralization amount, until reduced to zero;

     (iii)   to the Class B Certificates, until reduced to zero;

     (iv)    to the Class M-3 Certificates, until reduced to zero;

     (v)     to the Class M-2 Certificates, until reduced to zero;

     (vi)    to the Class M-1 Certificates, until reduced to zero; and

     (vii)   among the Class A Certificates  on a pro-rata basis.

     Excess losses will be allocated among all of the Certificates on a pro rata basis.


PROSPECTUS: The Public Certificates will be offered pursuant to a Prospectus which includes a Prospectus Supplement (together, the "Prospectus"). Additional information with respect to the Public Certificates and the mortgage loans is contained in the Prospectus. The foregoing is qualified in its entirety by the information appearing in the Prospectus. To the extent that the foregoing is inconsistent with the Prospectus, the Prospectus shall govern in all respects. Sales of the Public Certificates may not be consummated unless the purchaser has received the Prospectus.

------------------------------ ------------------------------------------------



                                    RFMSII SERIES 2002-HS2
                        MORTGAGE LOAN CHARACTERISTICS SUMMARY REPORT

SUMMARY                                                             TOTAL           MINIMUM           MAXIMUM
---------------------------------------------------------------------------------------------------------------
Cut-off Date Aggregate Principal Balance                      $386,895,161
Number of Loans                                                     10,495
Average Current Loan Balance                                       $36,865            $1,475          $299,596
(1) Weighted Average Combined Original Loan-to-Value Ratio          90.33%            11.00%           100.00%
(1) Weighted Average Junior Mortgage Ratio                          19.65%             1.52%           100.00%
(1) Weighted Average Mortgage Rate                                 9.2376%           6.0000%          16.8750%
(1) Weighted Average Original Term to Maturity (months)                180                60               360
(1) Weighted Average Remaining Term to Maturity (months)               178                41               355
(1) Weighted Average Credit Score                                      723               620               825
(1) Weighted Average Debt-to-Income Ratio                           37.75%             3.00%            55.00%
---------------------------------------------------------------------------------------------------------------
(1) Weighted Average reflected in Total.

---------------------------------------------------------------------------------------------------------------
                                                                                         PERCENT OF CURRENT
                                                RANGE                                     PRINCIPAL BALANCE

         Product Type                           Fully Amortizing                                43.38%
                                                Balloon Payment                                 56.62%

         Lien                                   First                                            0.23%
                                                Second                                          99.77%

         Property Type                          Single-family Residence                         68.72%
                                                Planned Unit Developments (detached)            19.42%
                                                Condominium                                      6.69%
                                                Planned Unit Developments (attached)             3.04%
                                                Multifamily (Two to Four Units)                  1.16%
                                                Townhouse                                        0.74%
                                                Manufactured Home                                0.11%
                                                Townhouse/Rowhouse (detached)                    0.06%
                                                Other                                            0.05%

         Occupancy Status                       Primary Residence                               99.62%
                                                Second Home                                      0.37%
                                                Non Owner-occupied                               0.01%

         Geographic Distribution                California                                      37.45%
                                    Virginia
                                                                                                 5.55%
                                     Georgia
                                                                                                 5.46%
                                    Maryland
                                                                                                 5.08%
                                   Washington
                                                                                                 3.78%

         Largest Zip Code Concentration                                                          0.37%

         Loans with Prepayment Penalties                                                        13.63%
---------------------------------------------------------------------------------------------------------------

                                CREDIT SCORE

--------------------------------------------------------------------------------
        RANGE OF        NUMBER      PRINCIPAL BALANCE       PERCENT OF AGGREGATE
                                       OUTSTANDING           PRINCIPAL BALANCE
                      OF MORTGAGE       AS OF THE          OUTSTANDING AS OF THE
      CREDIT SCORES      LOANS         CUT-OFF DATE            CUT-OFF DATE
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
20 to 639                 126            $    3,240,770            0.84%
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
40 to 659                        633                21,378,215           5.53
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
60 to 679                      1,010                37,257,708           9.63
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
80 to 699                      1,615                65,067,340          16.82
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
00 to 719                      1,449                57,196,888          14.78
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
20 to 739                      1,573                59,230,387          15.31
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
40 to 759                      1,585                57,124,676          14.76
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
60 to 779                      1,487                50,656,275          13.09
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
80 to 799                        875                30,905,490           7.99
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
00 to 825                        142                 4,837,413           1.25
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
          TOTAL               10,495           $   386,895,161          100.00%
================================================================================


                             MORTGAGE RATES

--------------------------------------------------------------------------------
        RANGE OF        NUMBER      PRINCIPAL BALANCE       PERCENT OF AGGREGATE
                                       OUTSTANDING           PRINCIPAL BALANCE
                       F MORTGAGE       AS OF THE          OUTSTANDING AS OF THE
     MORTGAGE RATES      LOANS         CUT-OFF DATE            CUT-OFF DATE
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
  5.501%  to    6.000%              3             $     222,001         0.06%
------------------------------------------------------------------------------
------------------------------------------------------------------------------
  6.501%  to    7.000%             11                   638,851        0.17
------------------------------------------------------------------------------
------------------------------------------------------------------------------
  7.001%  to    7.500%             87                 3,199,319        0.83
------------------------------------------------------------------------------
------------------------------------------------------------------------------
  7.501%  to    8.000%            854                29,256,509        7.56
------------------------------------------------------------------------------
------------------------------------------------------------------------------
  8.001%  to    8.500%          2,262                75,676,556       19.56
------------------------------------------------------------------------------
------------------------------------------------------------------------------
  8.501%  to    9.000%          2,582                93,650,110       24.21
------------------------------------------------------------------------------
------------------------------------------------------------------------------
  9.001%  to    9.500%          1,649                63,813,340       16.49
------------------------------------------------------------------------------
------------------------------------------------------------------------------
  9.501%  to  10.000%           1,231                49,457,095       12.78
------------------------------------------------------------------------------
------------------------------------------------------------------------------
10.001%  to  10.500%              602                24,601,237        6.36
------------------------------------------------------------------------------
------------------------------------------------------------------------------
10.501%  to  11.000%              463                17,924,339        4.63
------------------------------------------------------------------------------
------------------------------------------------------------------------------
11.001%  to  11.500%              297                11,567,488        2.99
------------------------------------------------------------------------------
------------------------------------------------------------------------------
11.501%  to  12.000%              208                 7,707,046        1.99
------------------------------------------------------------------------------
------------------------------------------------------------------------------
12.001%  to  12.500%              121                 4,565,122        1.18
------------------------------------------------------------------------------
------------------------------------------------------------------------------
12.501%  to  13.000%               80                 2,884,811        0.75
------------------------------------------------------------------------------
------------------------------------------------------------------------------
13.001%  to  13.500%               25                   974,201        0.25
------------------------------------------------------------------------------
------------------------------------------------------------------------------
13.501%  to  14.000%               15                   575,081        0.15
------------------------------------------------------------------------------
------------------------------------------------------------------------------
14.001%  to  14.500%                1                    42,778        0.01
------------------------------------------------------------------------------
------------------------------------------------------------------------------
14.501%  to  15.000%                2                    70,494        0.02
------------------------------------------------------------------------------
------------------------------------------------------------------------------
15.001%  to  15.500%                1                    43,300        0.01
------------------------------------------------------------------------------
------------------------------------------------------------------------------
16.501%  to  17.000%                1                    25,483        0.01
------------------------------------------------------------------------------
------------------------------------------------------------------------------
           TOTAL               10,495           $   386,895,161       100.00%
==============================================================================

            ORIGINAL MORTGAGE LOAN PRINCIPAL BALANCES
----------------------------------------------------------------------------
        RANGE OF    NUMBER      PRINCIPAL BALANCE       PERCENT OF AGGREGATE
                                   OUTSTANDING           PRINCIPAL BALANCE
                   OF MORTGAGE       AS OF THE          OUTSTANDING AS OF THE
     MORTGAGE RATES  LOANS         CUT-OFF DATE            CUT-OFF DATE
----------------------------------------------------------------------------
$0.01 to                    3,347      $    62,085,662          16.05%
$25,000.00
---------------------------------------------------------------------------
---------------------------------------------------------------------------
  $25,000.01 to                 5,116          183,967,947         47.55
$50,000.00
---------------------------------------------------------------------------
---------------------------------------------------------------------------
  $50,000.01 to                 1,500           90,667,797         23.43
$75,000.00
---------------------------------------------------------------------------
---------------------------------------------------------------------------
  $75,000.01 to  $100,000.00      463           40,531,561         10.48
---------------------------------------------------------------------------
---------------------------------------------------------------------------
$100,000.01 to  $125,000.00        29            3,294,347          0.85
---------------------------------------------------------------------------
---------------------------------------------------------------------------
$125,000.01 to  $150,000.00        26            3,599,821          0.93
---------------------------------------------------------------------------
---------------------------------------------------------------------------
$150,000.01 to  $175,000.00         2              306,116          0.08
---------------------------------------------------------------------------
---------------------------------------------------------------------------
$175,000.01 to  $200,000.00        10            1,917,464          0.50
---------------------------------------------------------------------------
---------------------------------------------------------------------------
$225,000.01 to  $250,000.00         1              224,849          0.06
---------------------------------------------------------------------------
---------------------------------------------------------------------------
$250,000.01 to  $300,000.00         1              299,596          0.08
---------------------------------------------------------------------------
---------------------------------------------------------------------------
           TOTAL               10,495      $   386,895,161         100.00%
===========================================================================


         CURRENT MORTGAGE LOAN PRINCIPAL BALANCES

-------------------------------------------------------------------------------
     RANGE OF CURRENT       NUMBER   PRINCIPAL BALANCE   PERCENT OF AGGREGATE
                                        OUTSTANDING       PRINCIPAL BALANCE
       MORTGAGE LOAN      OF MORTGAGE    AS OF THE      OUTSTANDING AS OF THE
    PRINCIPAL BALANCES       LOANS      CUT-OFF DATE        CUT-OFF DATE
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
           $0.01 to         3,405        $    63,328,607        16.37%
$25,000.00
---------------------------------------------------------------------------
---------------------------------------------------------------------------
  $25,000.01 to                 5,090            184,065,364       47.57
$50,000.00
---------------------------------------------------------------------------
---------------------------------------------------------------------------
  $50,000.01 to                 1,472             89,499,230       23.13
$75,000.00
---------------------------------------------------------------------------
---------------------------------------------------------------------------
  $75,000.01 to  $100,000.00      460             40,459,688       10.46
---------------------------------------------------------------------------
---------------------------------------------------------------------------
$100,000.01 to  $125,000.00        28              3,194,426        0.83
---------------------------------------------------------------------------
---------------------------------------------------------------------------
$125,000.01 to  $150,000.00        27              3,749,537        0.97
---------------------------------------------------------------------------
---------------------------------------------------------------------------
$150,000.01 to  $175,000.00         1                156,400        0.04
---------------------------------------------------------------------------
---------------------------------------------------------------------------
$175,000.01 to  $200,000.00        10              1,917,464        0.50
---------------------------------------------------------------------------
---------------------------------------------------------------------------
$225,000.01 to  $250,000.00         1                224,849        0.06
---------------------------------------------------------------------------
---------------------------------------------------------------------------
$250,000.01 to  $300,000.00         1                299,596        0.08
---------------------------------------------------------------------------
---------------------------------------------------------------------------
           TOTAL               10,495        $   386,895,161       100.00%
===========================================================================

                 ORIGINAL COMBINED LOAN-TO-VALUE RATIOS

--------------------------------------------------------------------------------
        RANGE OF          NUMBER      PRINCIPAL BALANCE    PERCENT OF AGGREGATE
                                         OUTSTANDING        PRINCIPAL BALANCE
    ORIGINAL COMBINED   OF MORTGAGE       AS OF THE       OUTSTANDING AS OF THE
LOAN-TO-VALUE RATIOS (%)   LOANS         CUT-OFF DATE         CUT-OFF DATE
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
10.01 to   20.00              4             $     196,265            0.05%
---------------------------------------------------------------------------
---------------------------------------------------------------------------
20.01 to   30.00              6                   195,233           0.05
---------------------------------------------------------------------------
---------------------------------------------------------------------------
30.01 to   40.00             21                   702,735           0.18
---------------------------------------------------------------------------
---------------------------------------------------------------------------
40.01 to   50.00             39                 1,526,337           0.39
---------------------------------------------------------------------------
---------------------------------------------------------------------------
50.01 to   60.00            101                 4,498,301           1.16
---------------------------------------------------------------------------
---------------------------------------------------------------------------
60.01 to   70.00            222                10,159,056           2.63
---------------------------------------------------------------------------
---------------------------------------------------------------------------
70.01 to   75.00            221                 9,211,932           2.38
---------------------------------------------------------------------------
---------------------------------------------------------------------------
75.01 to   80.00            488                22,426,024           5.80
---------------------------------------------------------------------------
---------------------------------------------------------------------------
80.01 to   85.00            637                19,051,442           4.92
---------------------------------------------------------------------------
---------------------------------------------------------------------------
85.01 to   90.00          3,627               115,649,820          29.89
---------------------------------------------------------------------------
---------------------------------------------------------------------------
90.01 to   95.00          3,614               138,968,283          35.92
---------------------------------------------------------------------------
---------------------------------------------------------------------------
95.01 to 100.00           1,515                64,309,733          16.62
---------------------------------------------------------------------------
---------------------------------------------------------------------------
          TOTAL          10,495           $   386,895,161          100.00%
===========================================================================


                          JUNIOR MORTGAGE RATIOS(1)

--------------------------------------------------------------------------------
          RANGE OF           NUMBER      PRINCIPAL BALANCE  PERCENT OF AGGREGATE
                                            OUTSTANDING      PRINCIPAL BALANCE
                           OF MORTGAGE       AS OF THE     OUTSTANDING AS OF THE
 JUNIOR MORTGAGE RATIOS (%)   LOANS         CUT-OFF DATE       CUT-OFF DATE
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
    0.01 to     5.00           147            $    1,765,081         0.46%
----------------------------------------------------------------------------
----------------------------------------------------------------------------
    5.01 to   10.00            941                19,457,339         5.04
----------------------------------------------------------------------------
----------------------------------------------------------------------------
  10.01 to   15.00           3,221                96,711,123        25.05
----------------------------------------------------------------------------
----------------------------------------------------------------------------
  15.01 to   20.00           4,038               158,482,056        41.06
----------------------------------------------------------------------------
----------------------------------------------------------------------------
  20.01 to   25.00             761                35,539,388         9.21
----------------------------------------------------------------------------
----------------------------------------------------------------------------
  25.01 to   30.00             439                20,209,871         5.24
----------------------------------------------------------------------------
----------------------------------------------------------------------------
  30.01 to   40.00             539                29,730,997         7.70
----------------------------------------------------------------------------
----------------------------------------------------------------------------
  40.01 to   50.00             232                13,734,801         3.56
----------------------------------------------------------------------------
----------------------------------------------------------------------------
  50.01 to   60.00              94                 5,850,822         1.52
----------------------------------------------------------------------------
----------------------------------------------------------------------------
  60.01 to   70.00              37                 2,872,004         0.74
----------------------------------------------------------------------------
----------------------------------------------------------------------------
  70.01 to   80.00              15                 1,037,754         0.27
----------------------------------------------------------------------------
----------------------------------------------------------------------------
  80.01 to   90.00               7                   471,150         0.12
----------------------------------------------------------------------------
----------------------------------------------------------------------------
  90.01 to 100.00                4                   135,078         0.03
----------------------------------------------------------------------------
----------------------------------------------------------------------------
            TOTAL            10,475          $   385,997,465        100.00%
============================================================================

       (1) The preceding table excludes mortgage loans secured by first liens on the related mortgaged property. With respect to each mortgage loan secured by a second lien on the related mortgaged property, the junior mortgage ratio is the ratio of the original principal balance of such mortgage loan to the sum of (i) the original principal balance of such mortgage loan, and (ii) the unpaid principal balance of any senior lien at the time of the origination of such mortgage loan.

                     ORIGINAL TERM TO STATED MATURITY

--------------------------------------------------------------------------------
                           NUMBER      PRINCIPAL BALANCE    PERCENT OF AGGREGATE
                                          OUTSTANDING        PRINCIPAL BALANCE
         RANGE OF        OF MORTGAGE       AS OF THE       OUTSTANDING AS OF THE
  ORIGINAL TERM (MONTHS)    LOANS         CUT-OFF DATE         CUT-OFF DATE
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
     1 to     96              55            $    1,401,663          0.36%
--------------------------------------------------------------------------
--------------------------------------------------------------------------
 109 to   120                251                 7,852,988         2.03
--------------------------------------------------------------------------
--------------------------------------------------------------------------
 121 to   168                  1                    24,693         0.01
--------------------------------------------------------------------------
--------------------------------------------------------------------------
 169 to   180             10,019               369,804,094        95.58
--------------------------------------------------------------------------
--------------------------------------------------------------------------
 181 to   288                 75                 3,371,884         0.87
--------------------------------------------------------------------------
--------------------------------------------------------------------------
 289 to   300                 84                 4,159,861         1.08
--------------------------------------------------------------------------
--------------------------------------------------------------------------
 301 to   360                 10                   279,979         0.07
--------------------------------------------------------------------------
--------------------------------------------------------------------------
           TOTAL          10,495           $   386,895,161        100.00%
==========================================================================


                     REMAINING TERM TO STATED MATURITY

--------------------------------------------------------------------------------
                             NUMBER      PRINCIPAL BALANCE  PERCENT OF AGGREGATE
                                            OUTSTANDING      PRINCIPAL BALANCE
         RANGE OF          OF MORTGAGE       AS OF THE     OUTSTANDING AS OF THE
  REMAINING TERM (MONTHS)     LOANS         CUT-OFF DATE       CUT-OFF DATE
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
     1 to     96                   55            $    1,401,663      0.36%
---------------------------------------------------------------------------
---------------------------------------------------------------------------
 109 to   120                     251                 7,852,988     2.03
---------------------------------------------------------------------------
---------------------------------------------------------------------------
 145 to   156                       3                   129,999     0.03
---------------------------------------------------------------------------
---------------------------------------------------------------------------
 157 to   168                      19                   686,052     0.18
---------------------------------------------------------------------------
---------------------------------------------------------------------------
 169 to   180                   9,998               369,012,736    95.38
---------------------------------------------------------------------------
---------------------------------------------------------------------------
 181 to   288                      76                 3,420,700     0.88
---------------------------------------------------------------------------
---------------------------------------------------------------------------
 289 to   300                      83                 4,111,045     1.06
---------------------------------------------------------------------------
---------------------------------------------------------------------------
 301 to   360                      10                   279,979     0.07
---------------------------------------------------------------------------
---------------------------------------------------------------------------
           TOTAL               10,495           $   386,895,161    100.00%
===========================================================================

              GEOGRAPHIC DISTRIBUTION OF MORTGAGED PROPERTIES

--------------------------------------------------------------------------------
                          NUMBER      PRINCIPAL BALANCE PERCENT OF AGGREGATE
                                         OUTSTANDING     PRINCIPAL BALANCE
                        OF MORTGAGE       AS OF THE    OUTSTANDING AS OF THE
    STATE OR TERRITORY     LOANS         CUT-OFF DATE      CUT-OFF DATE
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
California                3,498           $   144,897,324          37.45%
--------------------------------------------------------------------------
--------------------------------------------------------------------------
Virginia                    549                21,455,351          5.55
--------------------------------------------------------------------------
--------------------------------------------------------------------------
Georgia                     669                21,139,315          5.46
--------------------------------------------------------------------------
--------------------------------------------------------------------------
Maryland                    540                19,643,993          5.08
--------------------------------------------------------------------------
--------------------------------------------------------------------------
Washington                  436                14,613,909          3.78
--------------------------------------------------------------------------
--------------------------------------------------------------------------
Oregon                      449                13,033,831          3.37
--------------------------------------------------------------------------
--------------------------------------------------------------------------
Florida                     363                12,573,750          3.25
--------------------------------------------------------------------------
--------------------------------------------------------------------------
Colorado                    347                12,481,892          3.23
--------------------------------------------------------------------------
--------------------------------------------------------------------------
Arizona                     360                12,082,417          3.12
--------------------------------------------------------------------------
--------------------------------------------------------------------------
Massachusetts               283                11,033,720          2.85
--------------------------------------------------------------------------
--------------------------------------------------------------------------
New Jersey                  235                 8,423,677          2.18
--------------------------------------------------------------------------
--------------------------------------------------------------------------
Texas                       279                 8,338,711          2.16
--------------------------------------------------------------------------
--------------------------------------------------------------------------
Other (1)                 2,487                87,177,272         22.53
--------------------------------------------------------------------------
--------------------------------------------------------------------------
           TOTAL         10,495           $   386,895,161         100.00%
==========================================================================

          (1) Other includes states and the District of Columbia with under 2% concentrations individually.


                         MORTGAGED PROPERTY TYPES

-------------------------------------------------------------------------------
       PROPERTY TYPE      NUMBER      PRINCIPAL BALANCE   PERCENT OF AGGREGATE
                                         OUTSTANDING       PRINCIPAL BALANCE
                        OF MORTGAGE       AS OF THE      OUTSTANDING AS OF THE
                           LOANS         CUT-OFF DATE        CUT-OFF DATE
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Single-family Residence         7,140           $   265,870,036         68.72%
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
PUD Detached                    1,990                75,145,546        19.42
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Condominium                       805                25,879,447         6.69
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
PUD Attached                      357                11,779,596         3.04
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Multifamily (Two to Four          100                 4,486,346         1.16
Units)
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Townhouse                          72                 2,861,744         0.74
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Manufactured Home                  19                   435,463         0.11
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Townhouse/Rowhouse Detached         5                   237,278         0.06
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Site Condo                          5                   163,226         0.04
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Modular                             2                    36,480         0.01
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
           TOTAL               10,495           $   386,895,161        100.00%
===============================================================================



                                   MORTGAGE LOAN PURPOSE

----------------------------------------------------------------------------------------------------
            LOAN PURPOSE                NUMBER      PRINCIPAL BALANCE       PERCENT OF AGGREGATE
                                                       OUTSTANDING           PRINCIPAL BALANCE
                                      OF MORTGAGE       AS OF THE          OUTSTANDING AS OF THE
                                         LOANS         CUT-OFF DATE            CUT-OFF DATE
----------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------
 Purchase Money                         5,092           $   186,746,599                      48.27%
----------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------
 Debt Consolidation                     2,396                98,669,417                     25.50
----------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------
 Cash                                   1,214                42,556,153                     11.00
----------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------
 Rate/Term Refinance                    1,371                43,821,405                     11.33
----------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------
 Home Improvement/Debt Consolidation      210                 7,751,774                      2.00
----------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------
 Convenience                               52                 2,079,846                      0.54
----------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------
 Asset Acquisition                         11                   425,386                      0.11
----------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------
 Home Improvement                          16                   404,100                      0.10
----------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------
 Education                                  2                    69,709                      0.02
----------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------
 Other                                    131                 4,370,773                      1.13
----------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------
               TOTAL                   10,495           $   386,895,161                     100.00%
====================================================================================================


                                      OCCUPANCY TYPES

       ---------------------------------------------------------------------------------------------
                 OCCUPANCY              NUMBER      PRINCIPAL BALANCE       PERCENT OF AGGREGATE
                                                       OUTSTANDING           PRINCIPAL BALANCE
                                      OF MORTGAGE       AS OF THE          OUTSTANDING AS OF THE
                                         LOANS         CUT-OFF DATE            CUT-OFF DATE
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
        Primary Residence              10,442           $   385,417,910                      99.62%
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
        Second Home                        52                 1,447,193                      0.37
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
        Non Owner-occupied                  1                    30,058                      0.01
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
                   TOTAL               10,495           $   386,895,161                     100.00%
       =============================================================================================


                                       LIEN PRIORITY

       ---------------------------------------------------------------------------------------------
               LIEN PRIORITY            NUMBER      PRINCIPAL BALANCE       PERCENT OF AGGREGATE
                                                       OUTSTANDING           PRINCIPAL BALANCE
                                      OF MORTGAGE       AS OF THE          OUTSTANDING AS OF THE
                                         LOANS         CUT-OFF DATE            CUT-OFF DATE
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
        First Lien                         20             $     897,697                       0.23%
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
        Second Lien                    10,475               385,997,465                     99.77
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
                   TOTAL               10,495           $   386,895,161                     100.00%
       =============================================================================================

                          DEBT-TO-INCOME RATIOS

-------------------------------------------------------------------------------
                           NUMBER      PRINCIPAL BALANCE   PERCENT OF AGGREGATE
                                          OUTSTANDING       PRINCIPAL BALANCE
        RANGE OF         OF MORTGAGE       AS OF THE      OUTSTANDING AS OF THE
DEBT-TO-INCOME RATIOS (%    LOANS         CUT-OFF DATE        CUT-OFF DATE
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
  0.01 to     5.00                 5             $     301,322           0.08%
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
  5.01 to   10.00                 13                   488,735          0.13
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
10.01 to   15.00                  67                 2,206,146          0.57
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
15.01 to   20.00                 240                 7,665,821          1.98
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
20.01 to   25.00                 615                19,148,567          4.95
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
25.01 to   30.00               1,261                42,466,622         10.98
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
30.01 to   35.00               1,769                62,107,162         16.05
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
35.01 to   40.00               2,333                85,681,016         22.15
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
40.01 to   45.00               2,993               118,625,176         30.66
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
45.01 to   50.00               1,177                47,407,379         12.25
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
50.01 to   55.00                  22                   797,215          0.21
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
          TOTAL               10,495           $   386,895,161         100.00%
===============================================================================


                            RESIDUAL INCOME(1)

--------------------------------------------------------------------------------
         RANGE OF           NUMBER      PRINCIPAL BALANCE  PERCENT OF AGGREGATE
                                           OUTSTANDING      PRINCIPAL BALANCE
                          OF MORTGAGE       AS OF THE     OUTSTANDING AS OF THE
 RESIDUAL INCOME BALANCES    LOANS         CUT-OFF DATE       CUT-OFF DATE
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
     Less than    $1,500          184            $    4,644,796          1.20%
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
 $1,500.01 to    $1,999.00        477                13,400,730         3.46
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
 $1,999.01 to    $2,999.00      1,781                52,221,945        13.50
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
 $2,999.01 to    $3,999.00      2,138                70,734,019        18.28
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
 $3,999.01 to    $4,999.00      1,941                70,979,785        18.35
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
 $4,999.01 to    $5,999.00      1,301                50,221,881        12.98
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
 $5,999.01 or Greater           2,673               124,692,006        32.23
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
           TOTAL               10,495           $   386,895,161        100.00%
===============================================================================

       (1) Residual income is the amount of the mortgagor's gross monthly income remaining after deducting monthly mortgage payments on the mortgage loan and all other mortgage loans secured by a senior or junior lien on the mortgaged property, and monthly debt service on debts listed on a credit report or other documentation obtained in connection with the underwriting of the mortgage loans.

                     ORIGINAL PREPAYMENT PENALTY TERM

--------------------------------------------------------------------------------
 ORIGINAL PREPAYMENT   NUMBER         PRINCIPAL BALANCE    PERCENT OF AGGREGATE
                                         OUTSTANDING        PRINCIPAL BALANCE
    PENALTY TERM     OF MORTGAGE          AS OF THE       OUTSTANDING AS OF THE
      (MONTHS)          LOANS            CUT-OFF DATE         CUT-OFF DATE
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
 None                     9,273           $   334,156,330           86.37%
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
 6                                 15                   673,071           0.17
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
 12                                89                 3,706,430           0.96
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
 24                                 7                   363,504           0.09
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
 36                             1,062                46,370,792          11.99
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
 42                                 2                   152,053           0.04
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
 48                                 1                    43,142           0.01
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
 60                                46                 1,429,838           0.37
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
        TOTAL                  10,495           $   386,895,161          100.00%
================================================================================


                           BOND SUMMARY (TO MATURITY)

CLASS A-1 (TO MATURITY)
-------------------------------------------------------------------------------------------------------
PPC                                   0%       50%       75%      100%      125%     150%      200%
-------------------------------------------------------------------------------------------------------
  Average Life (Years)               7.72      1.55     1.13      0.91      0.77     0.67      0.54
  Modified Duration                  6.95      1.51     1.11      0.89      0.75     0.66      0.54
  First Principal Payment Date      7/25/02  7/25/02   7/25/02   7/25/02  7/25/02   7/25/02   7/25/02
  Last Principal Payment Date       2/25/16  7/25/05   8/25/04   2/25/04  11/25/03  8/25/03   5/25/03
  Principal Payment Window            164       37       26        20        17       14        11
(Months)


CLASS A-2 (TO MATURITY)
-------------------------------------------------------------------------------------------------------
PPC                                   0%       50%       75%      100%      125%     150%      200%
-------------------------------------------------------------------------------------------------------
  Average Life (Years)               14.53     3.80     2.61      2.01      1.64     1.38      1.05
  Modified Duration                  10.74     3.45     2.43      1.90      1.55     1.32      1.01
  First Principal Payment Date      2/25/16  7/25/05   8/25/04   2/25/04  11/25/03  8/25/03   5/25/03
  Last Principal Payment Date       3/25/17  2/25/07   7/25/05  10/25/04  5/25/04   1/25/04   8/25/03
  Principal Payment Window            14        20       12         9        7         6         4
(Months)


CLASS A-3 (TO MATURITY)
-------------------------------------------------------------------------------------------------------
PPC                                   0%       50%       75%      100%      125%     150%      200%
-------------------------------------------------------------------------------------------------------
  Average Life (Years)               14.74     6.82     4.26      3.00      2.29     1.90      1.41
  Modified Duration                  10.45     5.68     3.77      2.74      2.13     1.78      1.34
  First Principal Payment Date      3/25/17  2/25/07   7/25/05  10/25/04  5/25/04   1/25/04   8/25/03
  Last Principal Payment Date       3/25/17  9/25/12   4/25/08   7/25/06  3/25/05   9/25/04   2/25/04
  Principal Payment Window             1        68       34        22        11        9         7
(Months)


CLASS A-4 (TO MATURITY)
-------------------------------------------------------------------------------------------------------
PPC                                   0%       50%       75%      100%      125%     150%      200%
-------------------------------------------------------------------------------------------------------
  Average Life (Years)               14.74    12.46     8.28      5.01      3.35     2.47      1.79
  Modified Duration                  9.91      8.82     6.46      4.27      2.98     2.26      1.67
  First Principal Payment Date      3/25/17  9/25/12   4/25/08   7/25/06  3/25/05   9/25/04   2/25/04
  Last Principal Payment Date       3/25/17  3/25/17   1/25/14   1/25/09  10/25/06  3/25/05   6/25/04
  Principal Payment Window             1        55       70        31        20        7         5
(Months)


CLASS A-5 (TO MATURITY)
-------------------------------------------------------------------------------------------------------
PPC                                   0%       50%       75%      100%      125%     150%      200%
-------------------------------------------------------------------------------------------------------
  Average Life (Years)               15.33    14.74     13.55     10.47     5.32     2.83      2.03
  Modified Duration                  9.73      9.52     8.99      7.48      4.39     2.53      1.86
  First Principal Payment Date      3/25/17  3/25/17   1/25/14   1/25/09  10/25/06  3/25/05   6/25/04
  Last Principal Payment Date       4/25/22  3/25/17   3/25/17  10/25/16  1/25/14   6/25/05   7/25/04
  Principal Payment Window            62        1        39        94        88        4         2
(Months)






                                  BOND SUMMARY (TO MATURITY)

CLASS A-6 (TO MATURITY)
-------------------------------------------------------------------------------------------------------
PPC                                   0%       50%       75%      100%      125%     150%      200%
-------------------------------------------------------------------------------------------------------
  Average Life (Years)               10.40     7.23     6.66      6.41      6.38     5.38      2.43
  Modified Duration                  7.55      5.71     5.35      5.19      5.17     4.48      2.22
  First Principal Payment Date      7/25/05  7/25/05   7/25/05  10/25/05  2/25/06   6/25/05   7/25/04
  Last Principal Payment Date       3/25/17  3/25/17   3/25/17   7/25/16  11/25/13 12/25/11   4/25/05
  Principal Payment Window            141      141       141       130       94       79        10
(Months)


CLASS M-1 (TO MATURITY)
-------------------------------------------------------------------------------------------------------
PPC                                   0%       50%       75%      100%      125%     150%      200%
-------------------------------------------------------------------------------------------------------
  Average Life (Years)               14.73     8.74     6.45      5.08      4.40     4.18      4.61
  Modified Duration                  9.58      6.47     5.07      4.19      3.74     3.60      3.90
  First Principal Payment Date      9/25/16  9/25/06   7/25/05   9/25/05  10/25/05  1/25/06   4/25/05
  Last Principal Payment Date       3/25/17  3/25/17   7/25/16   6/25/13  3/25/11   8/25/09   1/25/09
  Principal Payment Window             7       127       133       94        66       44        46
(Months)


CLASS M-2 (TO MATURITY)
-------------------------------------------------------------------------------------------------------
PPC                                   0%       50%       75%      100%      125%     150%      200%
-------------------------------------------------------------------------------------------------------
  Average Life (Years)               14.73     8.73     6.35      4.96      4.22     3.86      3.65
  Modified Duration                  9.37      6.36     4.96      4.07      3.57     3.32      3.17
  First Principal Payment Date      9/25/16  9/25/06   7/25/05   7/25/05  8/25/05   9/25/05   9/25/05
  Last Principal Payment Date       3/25/17  3/25/17   3/25/15   4/25/12  4/25/10  11/25/08  11/25/06
  Principal Payment Window             7       127       117       82        57       39        15
(Months)


CLASS M-3 (TO MATURITY)
-------------------------------------------------------------------------------------------------------
PPC                                   0%       50%       75%      100%      125%     150%      200%
-------------------------------------------------------------------------------------------------------
  Average Life (Years)               14.73     8.53     6.10      4.74      4.01     3.61      3.20
  Modified Duration                  9.25      6.22     4.80      3.91      3.41     3.12      2.81
  First Principal Payment Date      9/25/16  9/25/06   7/25/05   7/25/05  7/25/05   8/25/05   7/25/05
  Last Principal Payment Date       3/25/17  11/25/16  2/25/13   8/25/10  12/25/08 10/25/07   2/25/06
  Principal Payment Window             7       123       92        62        42       27         8
(Months)


CLASS B (TO MATURITY)
-------------------------------------------------------------------------------------------------------
PPC                                   0%       50%       75%      100%      125%     150%      200%
-------------------------------------------------------------------------------------------------------
  Average Life (Years)               14.72     7.26     5.12      4.02      3.47     3.22      2.96
  Modified Duration                  9.25      5.55     4.19      3.42      3.01     2.82      2.62
  First Principal Payment Date      9/25/16  9/25/06   7/25/05   7/25/05  7/25/05   7/25/05   5/25/05
  Last Principal Payment Date       3/25/17  4/25/14  12/25/10  12/25/08  8/25/07   8/25/06   7/25/05
  Principal Payment Window             7        92       66        42        26       14         3
(Months)







                                    BOND SUMMARY (TO CALL)

CLASS A-1 (TO CALL)
-------------------------------------------------------------------------------------------------------
PPC                                  0%        50%      75%      100%      125%      150%      200%
-------------------------------------------------------------------------------------------------------
  Average Life (Years)              7.72      1.55      1.13     0.91      0.77      0.67      0.54
  Modified Duration                 6.95      1.51      1.11     0.89      0.75      0.66      0.54
  First Principal Payment Date     7/25/02   7/25/02  7/25/02   7/25/02   7/25/02   7/25/02   7/25/02
  Last Principal Payment Date      2/25/16   7/25/05  8/25/04   2/25/04  11/25/03   8/25/03   5/25/03
  Principal Payment Window           164       37        26       20        17        14        11
(Months)


CLASS A-2 (TO CALL)
-------------------------------------------------------------------------------------------------------
PPC                                  0%        50%      75%      100%      125%      150%      200%
-------------------------------------------------------------------------------------------------------
  Average Life (Years)              14.53     3.80      2.61     2.01      1.64      1.38      1.05
  Modified Duration                 10.74     3.45      2.43     1.90      1.55      1.32      1.01
  First Principal Payment Date     2/25/16   7/25/05  8/25/04   2/25/04  11/25/03   8/25/03   5/25/03
  Last Principal Payment Date      3/25/17   2/25/07  7/25/05  10/25/04   5/25/04   1/25/04   8/25/03
  Principal Payment Window           14        20        12        9         7         6         4
(Months)


CLASS A-3 (TO CALL)
-------------------------------------------------------------------------------------------------------
PPC                                  0%        50%      75%      100%      125%      150%      200%
-------------------------------------------------------------------------------------------------------
  Average Life (Years)              14.74     6.82      4.26     3.00      2.29      1.90      1.41
  Modified Duration                 10.45     5.68      3.77     2.74      2.13      1.78      1.34
  First Principal Payment Date     3/25/17   2/25/07  7/25/05  10/25/04   5/25/04   1/25/04   8/25/03
  Last Principal Payment Date      3/25/17   9/25/12  4/25/08   7/25/06   3/25/05   9/25/04   2/25/04
  Principal Payment Window            1        68        34       22        11         9         7
(Months)


CLASS A-4 (TO CALL)
-------------------------------------------------------------------------------------------------------
PPC                                  0%        50%      75%      100%      125%      150%      200%
-------------------------------------------------------------------------------------------------------
  Average Life (Years)              14.74     11.74     7.76     5.01      3.35      2.47      1.79
  Modified Duration                 9.91      8.47      6.16     4.27      2.98      2.26      1.67
  First Principal Payment Date     3/25/17   9/25/12  4/25/08   7/25/06   3/25/05   9/25/04   2/25/04
  Last Principal Payment Date      3/25/17   9/25/14  5/25/11   1/25/09  10/25/06   3/25/05   6/25/04
  Principal Payment Window            1        25        38       31        20         7         5
(Months)


CLASS A-5 (TO CALL)
-------------------------------------------------------------------------------------------------------
PPC                                  0%        50%      75%      100%      125%      150%      200%
-------------------------------------------------------------------------------------------------------
  Average Life (Years)              14.74     12.24     8.91     6.74      4.90      2.83      2.03
  Modified Duration                 9.51      8.43      6.71     5.39      4.12      2.53      1.86
  First Principal Payment Date     3/25/17   9/25/14  5/25/11   1/25/09  10/25/06   3/25/05   6/25/04
  Last Principal Payment Date      3/25/17   9/25/14  5/25/11   3/25/09  10/25/07   6/25/05   7/25/04
  Principal Payment Window            1         1        1         3        13         4         2
(Months)





                                    BOND SUMMARY (TO CALL)

CLASS A-6 (TO CALL)
-------------------------------------------------------------------------------------------------------
PPC                                  0%        50%      75%      100%      125%      150%      200%
-------------------------------------------------------------------------------------------------------
  Average Life (Years)              10.40     7.21      6.55     5.84      5.06      4.24      2.43
  Modified Duration                 7.55      5.69      5.29     4.83      4.29      3.67      2.22
  First Principal Payment Date     7/25/05   7/25/05  7/25/05  10/25/05   2/25/06   6/25/05   7/25/04
  Last Principal Payment Date      3/25/17   9/25/14  5/25/11   3/25/09  10/25/07  11/25/06   4/25/05
  Principal Payment Window           141       111       71       42        21        18        10
(Months)


CLASS M-1 (TO CALL)
-------------------------------------------------------------------------------------------------------
PPC                                  0%        50%      75%      100%      125%      150%      200%
-------------------------------------------------------------------------------------------------------
  Average Life (Years)              14.73     8.36      5.96     4.68      4.08      3.93      3.04
  Modified Duration                 9.58      6.30      4.81     3.94      3.52      3.41      2.71
  First Principal Payment Date     9/25/16   9/25/06  7/25/05   9/25/05  10/25/05   1/25/06   4/25/05
  Last Principal Payment Date      3/25/17   9/25/14  5/25/11   3/25/09  10/25/07  11/25/06   7/25/05
  Principal Payment Window            7        97        71       43        25        11         4
(Months)


CLASS M-2 (TO CALL)
-------------------------------------------------------------------------------------------------------
PPC                                  0%        50%      75%      100%      125%      150%      200%
-------------------------------------------------------------------------------------------------------
  Average Life (Years)              14.73     8.36      5.96     4.64      3.97      3.67      3.08
  Modified Duration                 9.37      6.20      4.75     3.88      3.40      3.18      2.72
  First Principal Payment Date     9/25/16   9/25/06  7/25/05   7/25/05   8/25/05   9/25/05   7/25/05
  Last Principal Payment Date      3/25/17   9/25/14  5/25/11   3/25/09  10/25/07  11/25/06   7/25/05
  Principal Payment Window            7        97        71       45        27        15         1
(Months)


CLASS M-3 (TO CALL)
-------------------------------------------------------------------------------------------------------
PPC                                  0%        50%      75%      100%      125%      150%      200%
-------------------------------------------------------------------------------------------------------
  Average Life (Years)              14.73     8.36      5.96     4.62      3.91      3.54      3.08
  Modified Duration                 9.25      6.14      4.72     3.84      3.34      3.07      2.71
  First Principal Payment Date     9/25/16   9/25/06  7/25/05   7/25/05   7/25/05   8/25/05   7/25/05
  Last Principal Payment Date      3/25/17   9/25/14  5/25/11   3/25/09  10/25/07  11/25/06   7/25/05
  Principal Payment Window            7        97        71       45        28        16         1
(Months)


CLASS B (TO CALL)
-------------------------------------------------------------------------------------------------------
PPC                                  0%        50%      75%      100%      125%      150%      200%
-------------------------------------------------------------------------------------------------------
  Average Life (Years)              14.72     7.26      5.12     4.02      3.47      3.22      2.96
  Modified Duration                 9.25      5.55      4.19     3.42      3.01      2.82      2.62
  First Principal Payment Date     9/25/16   9/25/06  7/25/05   7/25/05   7/25/05   7/25/05   5/25/05
  Last Principal Payment Date      3/25/17   4/25/14  12/25/10 12/25/08   8/25/07   8/25/06   7/25/05
  Principal Payment Window            7        92        66       42        26        14         3
(Months)



DISCLAIMER

By entering into a transaction with CSFB, you acknowledge that you have read and understood the following terms: CSFB is acting solely as an arm's length contractual counterparty and not as your financial adviser or fiduciary unless it has agreed to so act in writing. Before entering into any transaction you should ensure that you fully understand its potential risks and rewards and independently determine that it is appropriate for you given your objectives, experience, financial and operational resources, and other relevant circumstances. You should consult with such advisers, as you deem necessary to assist you in making these determinations. You should also understand that CSFB or its affiliates may provide banking, credit and other financial services to any company or issuer of securities or financial instruments referred to herein, underwrite, make a market in, have positions in, or otherwise buy and sell securities or financial instruments which may be identical or economically similar to any transaction entered into with you. If we make a market in any security or financial instrument, it should not be assumed that we will continue to do so. Any indicative terms provided to you are provided for your information and do not constitute an offer, a solicitation of an offer, or any advice or recommendation to conclude any transaction (whether on the indicative terms or otherwise). Any indicative price quotations, disclosure materials or analyses provided to you have been prepared on assumptions and parameters that reflect good faith determinations by us or that have been expressly specified by you and do not constitute advice by us. The assumptions and parameters used are not the only ones that might reasonably have been selected and therefore no guarantee is given as to the accuracy, completeness, or reasonableness of any such quotations, disclosure or analyses. No representation or warranty is made that any indicative performance or return indicated will be achieved in the future. None of the employees or agents of CSFB or its affiliates is authorized to amend or supplement the terms of this notice, other than in the form of a written instrument, duly executed by an appropriately authorized signatory and countersigned by you.

Attached is a term sheet describing the structure, collateral pool and certain aspects of the Certificates. The term sheet has been prepared by CSFB for informational purposes only and is subject to modification or change. The information and assumptions contained therein are preliminary and will be superseded by a prospectus and prospectus supplement and by any other additional information subsequently filed with the Securities and Exchange Commission or incorporated by reference in the Registration Statement.

Neither Credit Suisse First Boston Corporation nor any of its respective affiliates makes any representation as to the accuracy or completeness of any of the information set forth in the attached Series Term Sheet.

A Registration Statement (including a prospectus) relating to the Certificates has been filed with the Securities and Exchange Commission and declared effective. The final Prospectus and Prospectus Supplement relating to the securities will be filed with the Securities and Exchange Commission after the securities have been priced and all of the terms and information are finalized. This communication is not an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Interested persons are referred to the final Prospectus and Prospectus Supplement to which the securities relate. Any investment decision should be based only upon the information in the final Prospectus and Prospectus Supplement as of their publication dates.